UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 20, 2026

Date of Report (Date of earliest event reported)

Advanced Biomed Inc.

(Exact name of Company as specified in its charter)

Nevada	001-42548	87-2177170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

No. 689-85 Xiaodong Road, Yongkang District

Tainan City, Taiwan

(Address of principal executive offices)

886-6-3121716

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVB	The Nasdaq Stock Market LLC

Item 3.03 Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03, the disclosure set forth in Item 5.03 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 3, 2026, Advanced Biomed Inc. (the “Company”) filed with the Secretary of State of the State of Nevada an amendment (the “Certificate of Amendment”) to its amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-20 (the “Reverse Stock Split”). The Company’s Common Stock began trading on a post-split basis at the open of trading on The Nasdaq Capital Market on February 20, 2026 (the “Effective Time”).

At the Effective Time, every twenty (20) shares of the Company’s issued and outstanding Common Stock were automatically converted into one (1) share of Common Stock, without any change to the par value per share. No change was made to the number of shares of Common Stock authorized under the Certificate of Incorporation. No fractional shares were issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would have been entitled to receive fractional shares because they held a number of shares not evenly divisible by the Reverse Stock Split ratio were automatically entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. With respect to outstanding shares of Common Stock held in “street name” through a bank, broker or other nominee, fractional shares were rounded up at the participant level. No cash was paid in lieu of fractional shares.

Following the Reverse Stock Split, the shares of Common Stock continue to trade on The Nasdaq Capital Market under the symbol “ADVB.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 00752P203.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Information.

On February 18, 2026, the Company issued a press release announcing the Reverse Stock Split. The press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Advanced Biomed Inc.
99.1	Press Release issued by Advanced Biomed Inc., dated February 18, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Biomed Inc.

Date: February 26, 2026	By:	/s/ Yi Lu
Yi Lu
Chief Executive Officer

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